SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 13, 2001

(Date of earliest event reported)

FIDELITY NATIONAL FINANCIAL, INC.

(Exact name of Registrant as specified in charter)

Delaware	333-57904	86-0498599

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17911 Von Karman Avenue, Suite 300, Irvine, CA	92614

(Address of principal executive offices)	(Zip Code)

(949) 622-4333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed, since last report.)

Page 1 of 3 Pages

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EXHIBIT 1.1
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 5.1

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     On August 20, 2001, Fidelity National Financial, Inc. sold to certain initial purchasers 7.30% Notes due August 15, 2011 in the aggregate principal amount of $250,000,000 pursuant to an Underwriting Agreement dated August 13, 2001. The issuance of the Notes was registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, pursuant to a Registration Statement filed with the Securities and Exchange Commission on March 30, 2001, as amended by Amendment No. 1 thereto filed on April 19, 2001.

(a) - (b) Not applicable.

(c)  Exhibits.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2001	FIDELITY NATIONAL FINANCIAL, INC.

/s/ Alan L. Stinson Alan L. Stinson Executive Vice President and Chief Financial Officer

Exhibit No.	Description of Exhibit	Method of Filing

1.1	Underwriting Agreement by and among Fidelity National Financial, Inc. and Lehman Brothers Inc., Banc of America Securities LLC and Bear, Sterns & Co. Inc. dated August 13, 2001	Filed electronically herewith

4.1	Indenture by and between Fidelity National Financial, Inc. and The Bank of New York dated as of August 20, 2001	Filed electronically herewith

4.2	Certificate of Officer, dated August 20, 2001, pursuant to Sections 1.2, 2.1, 3.1 and 3.3 of Indenture dated as of August 13, 2001	Filed electronically herewith

4.3	7.30% Note due August 15, 2011 of Fidelity National Financial, Inc. in the principal amount of $250,000,000 dated August 20, 2001	Filed electronically herewith

5.1	Opinion of Stradling Yocca Carlson & Rauth, a Professional Corporation, dated August 20, 2001	Filed electronically herewith

23.1	Consent of Stradling Yocca Carlson & Rauth, a Professional Corporation	Included in Exhibit 5.1